PROSPECTUS
                                                                     May 3, 1999

                     Lexington EMERGING MARKETS Fund, Inc.

     P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
                                  201-845-7300

--------------------------------------------------------------------------------

              The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance
         Companies").

              Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. SHARES OF THE FUND ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED NOR DISAPPROVED THE SHARES OF LEXINGTON EMERGING MARKETS FUND, INC. THE SECURITIES AND EXCHANGE COMMISSION ALSO HAS NOT DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY PERSON WHO TELLS YOU THAT THE SECURITIES AND EXCHANGE COMMISSION HAS MADE SUCH AN APPROVAL OR DETERMINATION IS COMMITTING A CRIME.

--------------------------------------------------------------------------------

                              RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

     The Lexington Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies. The investment objective may not be changed without shareholder approval.

                              INVESTMENT STRATEGY

     The principal strategy of the Lexington Emerging Markets Fund (the "Fund") is to invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

     - AFRICA: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

     - ASIA: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

     - EUROPE: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

     - THE MIDDLE EAST:  Israel, Jordan, Lebanon, Oman and Turkey;

     - LATIN AMERICA: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

     The Manager of the Fund considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

     The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

     The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

                                PRINCIPAL RISKS

     Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sharp or sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of the countries political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                        BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (3/30/94) through 12/31/98. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

     Fund performance figures in this bar chart do not reflect separate account fees charged by the insurance company, otherwise performance figures would be lower.

 PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

      AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                            SINCE
                                          INCEPTION
                                1 YEAR    (3/30/94)
                                -------    ------
Emerging Markets                -27.95%    -8.28%
MSCI Emerging Markets Free      -25.34%    -7.90%
EAFE                             20.33%     8.96%

 During the five year period shown in the above bar graph chart, the Fund's highest quarterly return was 15.24% for the fourth quarter in 1998 and the fund's lowest quarterly return was -27.08% for the third quarter in 1998.
  [LINE GRAPH]

 1994                                           0.76
 1995                                          -3.93
 1996                                           7.46
 1997                                         -11.81
 1998                                         -27.95

                                RISKS OF INVESTING

  RISKS OF INVESTING IN MUTUAL FUNDS

     The following risks are common to all mutual funds and, therefore, applies to the Fund:

     - MARKET RISK. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

     - MANAGER RISK. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

     - YEAR 2000 RISK. Preparing for Year 2000 is a high priority for the Manager. The Manager is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which it interacts will remain operational at all times. The Manager does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels; however, the Manager cannot make any assurances that the steps it has taken to ensure Year 2000 compliance will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

RISKS OF INVESTING IN FOREIGN SECURITIES

     The following risks apply to all mutual funds that invest in foreign securities.

     - LEGAL SYSTEM AND REGULATION RISK. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

     - CURRENCY RISK. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

     - STOCK EXCHANGE AND MARKET RISK. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

     - EXPROPRIATION RISK. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

     The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets. The risks associated with trading in such markets include:

     - limited product lines;

     - limited markets or financial or managerial resources;

     - their securities may be more susceptible to losses and risks of bankruptcy;

     - their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

     - their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

  TEMPORARY DEFENSIVE POSITION

     When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

     INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES

     The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Fund. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in Lexington Global Asset Managers, Inc., a Delaware corporation. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors. The Fund pays LMC a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets for investment management services. For the year ended December 31, 1998, the Fund paid an investment advisory fee of $158,794.

SUB-ADVISER

     Stratos Advisors, Inc. (Stratos) is the sub-adviser of the Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to the Fund.

                               PORTFOLIO MANAGERS

     ALFREDO M. VIEGAS. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager at Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin American Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

     MOHAMMED ZAIDI. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

                           HOW FUND SHARES ARE PRICED

     How and when we calculate the Fund's price or net asset value (NAV) determines the price at which an insurance company will buy or sell shares. The net asset value of the Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value the Fund's total net assets by the total number of it's shares then outstanding.

     As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Fund's officers, and by the Manager and the Board, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

     Foreign Funds. The Fund may invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities -- and their prices may fluctuate during periods when Fund shares cannot be bought, sold or exchanged.

     The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even without any change in the foreign-currency denominated values of such securities.

     Because foreign securities markets may close before the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect it's net asset value.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

     - Distributions are not guaranteed.

     - The Board of Directors has discretion in determining the amount and frequency of the distributions.

     - All dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

                       HOW TO PURCHASE AND REDEEM SHARES

     With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within three business days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                        SHAREHOLDER SERVICING AGREEMENTS

     The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions ("Shareholder Servicing Agents") that provide administrative services for the Fund or that provide to contract holders and policyholders other services relating to the Fund. These services may include: sub-accounting services, answering inquiries of contract holders and policyholders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policyholders regarding the Fund, and such other related services as the Fund or a contractholder or policyholder may request. The fees paid by the Fund for these services to use Shareholder Servicing Agents will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. LMC, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. A Shareholder Servicing Agent may, from time to time, choose not to receive all of the fees payable to it.

                                  TAX MATTERS

     The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the separate accounts of the Participating Insurance Companies.

     Shares of the Fund must be purchased through variable life insurance policies (the "Policies") or variable annuity contracts (the "Contracts"). As a result, it is anticipated that any dividend or capital gains distribution from the Fund and any proceeds from the redemption of the shares of the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. Withdrawals from Policies or Contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

     The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor also should review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

     THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION. The Statement of Additional Information ("SAI") provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

TO REVIEW OR OBTAIN THIS INFORMATION: You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by calling Lexington Emerging Markets Fund, Inc. at (800) 526-0056 or (201) 845-7300. You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330. You may also obtain this information by visiting the SEC's Worldwide Website at http://www.sec.gov. Investment Company Act File No. 811-8250.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                                    MARCH 30, 1994
                                                                                     (COMMENCEMENT
                                                YEAR ENDED DECEMBER 31,            OF OPERATIONS) TO
                                        ---------------------------------------      DECEMBER 31,
                                         1998       1997       1996       1995           1994
                                         ----       ----       ----       ----           ----
Net asset value, beginning of
  period............................       $8.91    $10.11     $ 9.38     $9.86         $10.00
                                           ----     ------     ------     -----         ------
Income (loss) from investment
  operations:
  Net investment income.............       0.06       0.03       0.02      0.09           0.03
  Net realized and unrealized gain
     (loss) on investments and
     foreign currency
     transactions...................      (2.64)     (1.22)      0.71     (0.48)          0.04
                                           ----     ------     ------     -----         ------
          Total income (loss) from
            investment operations...      (2.58)     (1.19)      0.73     (0.39)          0.07
                                           ----     ------     ------     -----         ------
Less distributions:
  Distributions from net investment
     income.........................      (0.04)     (0.01)        --     (0.09)         (0.02)
  Distributions from net realized
     gains..........................      (0.62)        --         --        --             --
  Distributions in excess of net
     realized gains (temporary
     book-tax difference)...........         --         --         --        --          (0.19)
                                           ----     ------     ------     -----         ------
          Total distributions.......      (0.66)     (0.01)        --     (0.09)         (0.21)
                                           ----     ------     ------     -----         ------
Net asset value, end of period......       $5.67    $ 8.91     $10.11     $9.38         $ 9.86
                                           ====     ======     ======     =====         ======
          Total return..............     (27.95)%   (11.81)%     7.46%    (3.93)%         0.76%*
Net assets, end of period (000's
  omitted)..........................    $15,391    $24,052    $21,678    $7,815         $4,624
Ratio to average net assets:
  Expenses, before reimbursement or
     waivers........................       2.08%      1.91%      2.23%     4.09%          6.28%*
  Expenses, net of reimbursement or
     waivers........................       2.08%      1.84%      1.64%     1.32%          1.30%*
  Net investment income (loss),
     before reimbursement or
     waivers........................       0.84%      0.18%     (0.39)%   (1.45)%        (4.29)%*
  Net investment income.............       0.84%      0.26%      0.20%     1.33%          0.70%*
Portfolio turnover rate.............     121.31%    157.52%     95.18%    88.92%         71.21%*

------------
* Annualized.

Investment Adviser
------------------------------------------------------

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
------------------------------------------------------

STRATOS ADVISORS, INC.
Wall Street Tower, 20 Exchange Place, 52nd Floor
New York, N.Y. 10004

Distributor
------------------------------------------------------

LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Transfer Agent
------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
c/o National Financial Data Services
Lexington Funds
P.O. Box 419648
Kansas City, Missouri 64141-6648

Table of Contents                            Page
-------------------------------------------------
Investment Objective........................    2

Investment Strategy.........................    2

Principal Risks.............................    2

Bar Chart and Performance Table.............    3

Risks of Investing..........................    3

Interests of the Holders of Variable
  Insurance Contracts and Policies..........    4

Management of the Fund......................    5

Portfolio Managers..........................    5

How Fund Shares are Priced..................    5

Dividends and Capital Gain Distributions....    6

How to Purchase and Redeem Shares...........    6

Shareholder Servicing Agreements............    6

Tax Matters.................................    7

Financial Highlights........................    8

                              [LEXINGTON GRAPHIC]

                                   LEXINGTON
                                    EMERGING
                                    MARKETS
                                   FUND, INC.

                          ---------------------------
                                   PROSPECTUS
                                  MAY 3, 1999
                               ------------------
                               ------------------

                                                                 LEXINGTON
            LEXINGTON EMERGING MARKETS FUND, INC.

                        May 3, 1999





     This Statement of Additional Information is not a prospectus. You should read it in conjunction with the current prospectus of Lexington Emerging Markets Fund, Inc. (the "Fund"), dated May 3, 1999 and any revisions to the prospectus which might occur from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West-Plaza Two, Saddle Brook, New Jersey 07663 or call the following number: 201-845-7300.






     Lexington Management Corporation is the Fund's investment adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.



                      TABLE OF CONTENTS
                                                         Page

History of the Fund. . . . . . . . . . . . . . . . . . . .  1
Investment Objective and Policies. . . . . . . . . . . . .  1
Certain Investment Methods . . . . . . . . . . . . . . . .  1
Risk Considerations. . . . . . . . . . . . . . . . . . . .  2
Investment Restrictions  . . . . . . . . . . . . . . . . .  4
Management of the Fund . . . . . . . . . . . . . . . . . .  6
Portfolio Transactions and Brokerage Commissions . . . . . 13
Determination of Net Asset Value . . . . . . . . . . . . . 14
Capital Stock Structure. . . . . . . . . . . . . . . . . . 14
Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . 14
Performance Calculation. . . . . . . . . . . . . . . . . . 15
Other Information. . . . . . . . . . . . . . . . . . . . . 16
Transfer Agent . . . . . . . . . . . . . . . . . . . . . . 16
Custodian. . . . . . . . . . . . . . . . . . . . . . . . . 16
Counsel and Independent Auditors . . . . . . . . . . . . . 16
Financial Statements  . . . . . . . . . . . . . . . . . . .17



                    HISTORY OF THE FUND

     Lexington Emerging Markets Fund, Inc. (the "Fund") is a diversified, open-end management investment company organized on December 27, 1993 as a corporation under the laws of the State of Maryland.

              INVESTMENT OBJECTIVE AND POLICIES
     For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

                  CERTAIN INVESTMENT METHODS

     SETTLEMENT TRANSACTIONS -- When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis. In these transactions, the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of those securities decline.

     PORTFOLIO HEDGING -- Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between the foreign currencies and the United States dollar. When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

     FORWARD COMMITMENTS -- The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account.

     COVERED CALL OPTIONS -- Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only call options on securities it owns or has the right to acquire. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.

                     RISK CONSIDERATIONS

     Investors should recognize that investing in securities of companies in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

FOREIGN CURRENCY CONSIDERATIONS
     The Fund's assets will be invested in securities of companies in emerging markets and emerging countries and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

INVESTMENT AND REPATRIATION RESTRICTIONS

     Some emerging countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, while the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

EMERGING COUNTRY AND EMERGING MARKET SECURITIES MARKETS

     Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the five day customary settlement time for United States securities.

     Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKET DEBT SECURITIES

     Emerging market debt securities or other debt securities in which the Fund may invest may consist of debt obligations rated below investment grade or non-rated securities comparable to below investment grade
securities.   Such lower-rated debt securities are considered highly
speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest
payments than with higher-grade debt securities.    The investment in
emerging market debt securities is not a principal investment strategy for the Fund.

ECONOMIC AND POLITICAL RISKS

     The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside of the United States.

                   INVESTMENT RESTRICTIONS
     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) The Fund will not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and
          (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding
          5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

      (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

      (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries for the purposes of this restriction. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

      (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

      (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (5) The Fund will not invest for the purpose of exercising control over or management of any company.

     (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
          Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                    MANAGEMENT OF THE FUND

INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle
Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 25, 1994, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated December 5, 1994 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on December 6, 1994 and were last approved by the Board of Directors on November 30, 1998. LMC makes recommendations to the Fund with respect to its investments and investment policies.

     LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund reimburses LMC for its actual cost in providing such services, facilities and expenses.

     For its investment management services to the Fund, under its Advisory Agreement, LMC will receive a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Advisory fees paid to LMC and expense reimbursements paid to the Fund are as follows:

      PERIOD                ADVISORY FEE        EXPENSE REIMBURSEMENT
      ------                ------------        --------------------
 1/1/96 to 12/31/96         $ 146,299             $ 101,886
 1/1/97 to 12/31/97           238,449                21,212
 1/1/98 to 12/31/98           158,794                   0

     LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. LMC may terminate this voluntary reduction at any time. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement.

     LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

     LMC has entered into a Sub-Advisory Agreement with Stratos Advisors, Inc. ("Stratos"). Stratos will provide the Fund with investment advice and assist in the management of the Fund's investment program. Stratos specializes in managing assets in emerging markets. Any investment program undertaken by Stratos as well as any other activities undertaken by Stratos on behalf of the Fund is as all times subject to the directives of the Board of Directors of the Fund.

     Stratos will receive, from LMC, monthly compensation equal to an annual rate of 35% of the management fee paid by the Fund, net of reimbursement and net of No Transaction Fee ("NTF") program fees not assumed by the Fund for the services and facilities furnished pursuant to its Sub-Advisory Agreement. For the year ended December 31, 1998, Stratos received $ 19,917.

     The Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement are subject to annual approval by affirmative vote of the Fund's Board of Directors cast in person at a meeting called for such purpose, and a majority of the Directors who are not parties either to the Advisory Agreement, the Sub-Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement on 60 days written notice without penalty. Also, either the Fund or Stratos may terminate the Sub-Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. In addition, both the Advisory Agreement and the Sub-Advisory Agreement may be terminated by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days notice. All of the agreements mentioned above will terminate automatically in the event of assignment, as defined in the Investment Company Act of 1940.

     LMC is not liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor and Lavery, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Lederer and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

DIRECTORS AND OFFICERS OF THE FUND

     As of March 1, 1999, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

     The Fund's Directors and executive officers, their ages as of the Fund's most recent fiscal year-end, their principal occupations and former affiliations are set forth below:

 + S.M.S.  CHADHA  (61), DIRECTOR.  3/16 Shanti  Niketan,  New Delhi 21,  India.
   Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ ROBERT M.  DEMICHELE  (54),  PRESIDENT  AND CHAIRMAN.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.;
   Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
   National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden &Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

*+ BEVERLEY C. DUER, P.E. (69), DIRECTOR.  340 East 72nd Street,  New York, N.Y.
   10021. Private Investor. Formerly Manager, Operations Research Department, CPC International Inc.

*+ BARBARA R. EVANS (38),DIRECTOR. 5 Fernwood Road, Summit, N.J. 07901.  Private
   Investor,   formerly,   Assistant  Vice  President  and  Securities  Analyst,
   Lexington Management Corporation.

*+ RICHARD M. HISEY (40), DIRECTOR and  VICE PRESIDENT.  P.O. Box 1515,   Saddle
   Brook, N.J. 07663. Managing Director, Chief Financial Officer and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc; Chief Financial Officer, Market Systems Research Advisers, Inc.; Executive Vice President, Chief Financial Officer and General Manager - Mutual Funds, Lexington Global Asset Managers, Inc.

*+ LAWRENCE  KANTOR (51),  VICE  PRESIDENT AND DIRECTOR.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Managing Director, Executive Vice President and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President, Lexington Global Asset Managers, Inc.,

 + JERARD F. MAHER (53), DIRECTOR.  300 Raritan  Center  Parkway,  Edison,  N.J.
   08818. General Counsel, Federal Business Center; Counsel, Ribis, Graham &Curtin.

 + ANDREW M.  MCCOSH (58),DIRECTOR. 12 Wyvern Park, Edinburgh EH92 JY, Scotland,
   U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland..

*+ DONALD B. MILLER  (72), DIRECTOR.  10725 Quail Covey  Drive,  Boynton  Beach,
   Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services.

*+ JOHN G. PRESTON (66), DIRECTOR.  3 Woodfield Road,  Wellesley,  Massachusetts
   02181. Associate Professor of Finance, Boston College, Boston, Massachusetts.

*+ ALLEN H. STOWE (61),DIRECTOR.  3674 Fifth and Ocean Avenues,  Normandy Beach,
   New Jersey 08739. President, Dartmouth Co-operative Society Co., Inc.

* ALFREDO VIEGAS (30), VICE PRESIDENT AND PORTFOLIO MANAGER. Stratos Advisors, Inc., Wall Street Tower, 20 Exchange Place, 52nd Fl., New York, NY 10005. Chief Executive Officer and Senior Portfolio Manager, Stratos Advisors, Inc. Senior Portfolio Manager and Partner, VZB Partners LLC. Prior to 1995, V.P. and Latin American Equity Strategist for emerging markets, Salomon Brothers.

+ MOHAMMED ZAIDI (29), VICE PRESIDENT AND PORTFOLIO MANAGER. Stratos Advisors, Inc., Wall Street Tower, 20 Exchange Place, 52nd Fl., New York, NY 10005. Portfolio Manager, Stratos Advisors, Inc. Portfolio Manager, VZB Partners LLC. Prior to 1995, Chief Financial Officer and Partner, Paradigm Software, Inc.

*+ LISA CURCIO (39), VICE PRESIDENT AND SECRETARY.  P.O. Box 1515, Saddle Brook,
   N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+ RICHARD J. LAVERY,  CLU, CHFC (45),  VICE PRESIDENT.  P. O. Box 1515,  Saddle
   Brook, N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+ JANICE A. CARNICELLI (39), VICE PRESIDENT. P. O. Box 1515, Saddle Brook, N.J.
   07663.

*+ CHRISTIE CARR-WALDRON (31), ASSISTANT TREASURER, P.O. Box 1515, Saddle Brook,
   N.J. 07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+ CATHERINE DIFALCO (29), ASSISTANT TREASURER. P.O. Box 1515, Saddle Brook, New
   Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+ SIOBHAN  GILFILLAN (35),  ASSISTANT  TREASURER.  P.O. Box 1515, Saddle Brook,
   N.J. 07663.

*+ JOAN K. LEDERER (32), ASSISTANT TREASURER.  P.O. Box 1515, Saddle Brook, N.J.
   07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+ SHERI MOSCA (35),  ASSISTANT  TREASURER.  P. O. Box 1515,  Saddle Brook, N.J.
   07663.

*+ PETER CORNIOTES (36), ASSISTANT SECRETARY. P. O. Box 1515, Saddle Brook, N.J.
   07663.  Vice  President  and  Assistant   Secretary,   Lexington   Management
   Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ ENRIQUE FAUST (38),  ASSISTANT  SECRETARY,  P.O. Box 1515, Saddle Brook, N.J.
   07663. Assistant Vice President, Lexington Management Corporation. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


   * "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.

  + Messrs. Chada, Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Maher, McCosh, Miller, Preston and Stowe, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Lederer and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc.
      The Board of Directors met 5 times during the twelve months ended December 31, 1998, and each of the Directors attended at least 75% of those meetings.

REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

     Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves.

     Set forth below is information regarding compensation paid or accrued during the period January 1, 1998 to December 31, 1998 for each
Director:


-------------------------------------------------------------------------------
                            AGGREGATE       TOTAL COMPENSATION      NUMBER OF
      NAME OF DIRECTOR   COMPENSATION FROM      FROM FUND AND   DIRECTORSHIPS IN
                              FUND             FUND COMPLEX       FUND COMPLEX
--------------------------------------------------------------------------------
   S.M.S. Chadha             $2,087               $27,068              15
--------------------------------------------------------------------------------
   Robert M. DeMichele          0                    0                 16
--------------------------------------------------------------------------------
   Beverley C. Duer          $2,420               $35,518              16
--------------------------------------------------------------------------------
   Barbara R. Evans             0                    0                 15
--------------------------------------------------------------------------------
   Richard M. Hisey             0                    0                  7
--------------------------------------------------------------------------------
   Lawrence Kantor              0                    0                 15
--------------------------------------------------------------------------------
   Jerard F. Maher           $2,087               $30,518              16
--------------------------------------------------------------------------------
   Andrew M. McCosh          $2,087               $27,818              15
--------------------------------------------------------------------------------
   Donald B. Miller          $2,087               $27,818              15
--------------------------------------------------------------------------------
   Frances Olmsted*          $1,400               $16,800              N/A
--------------------------------------------------------------------------------
   John G. Preston           $2,087               $27,818              15
--------------------------------------------------------------------------------
   Margaret W. Russell*      $1,456               $23,228              N/A
--------------------------------------------------------------------------------
   Philip C. Smith*          $1,280               $19,200              N/A
--------------------------------------------------------------------------------
   Allen H. Stowe              $856               $12,340               8
--------------------------------------------------------------------------------
   Frances A. Sunderland*    $1,200               $16,800              N/A
--------------------------------------------------------------------------------
  *Retired


RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (I.E., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1998, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller, Preston and Stowe are 3, 20, 3, 3, 24, 20 and 1, respectively.



        HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS

                   20,000      25,000      30,000             35,000
YEARS OF
SERVICE           ESTIMATED ANNUAL BENEFIT UPON RETIREMENT

      15           15,000      18,750      22,500             26,250
      14            4,000      17,500      21,000             24,500
      13           13,000      16,250      19,500             22,750
      12           12,000      15,000      18,000             21,000
      11           11,000      13,750      16,500             19,250
      10           10,000      12,500      15,000             17,500

       PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28 (e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone, nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. For the year ended December 31, 1996, the Fund's portfolio turnover rate was 95.18% and the Fund paid $228,649 in brokerage commissions and of that amount, $16,695 was paid for with soft dollars. For the year ended December 31, 1997, the Fund's portfolio turnover rate was 157.52% and the Fund paid $389,807 in brokerage commissions and of that amount, $27,606 was paid for with soft dollars. For the year ended December 31, 1998, the Fund's portfolio turnover rate was 121.31% and the Fund paid $184,623 in brokerage commissions and of that amount, $6,715 was paid for with soft dollars.


               DETERMINATION OF NET ASSET VALUE

     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) on each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's day, Martin Luther King Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                   CAPITAL STOCK STRUCTURE
     Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

Dividend and Distributions

     The Fund's shareholders are entitled to such dividends or distributions as may declared from time to time by the Board of Directors. In the event of liquidation or dissolution of the Fund, the shareholders are entitled to receive the assets of the Fund less the liabilities allocated to the Fund.

Voting, Preemptive and Redemption Rights

     Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no Preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

     Shareholders are given certain voting rights. Each share of the Fund will be given one vote. Participating Insurance Companies provide variable annuity contract holders and variable life insurance policy holders the right to direct the voting of the Fund shares at shareholder meetings to the extent required by law.

     The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 10% of the Fund's outstanding shares, such request
specifying the purposes for which such meeting is to be called.   In
addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist such shareholders in any such communication between shareholders and Directors.

                         TAX MATTERS
     The following is only a summary of certain additional federal income tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

     The Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the segregated asset accounts ("Accounts") of certain life insurance companies ("Participating Companies") that hold its shares. In addition, if the Fund distributes annually to the Accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a variable annuity contract (a "Contract") or variable life insurance policy (a "Policy") when left to accumulate within such Contract or Policy.

     Section 817(h) of the Code requires that investments of an Account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the Contracts or Policies based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which an Account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the Account for these purposes, but rather the Account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each Account of a Participating Company investing in the Fund will be treated as adequately diversified under the Code and Regulations.

     For information concerning the federal income tax consequences to the holders of a Contract or Policy, such holders should consult the prospectuses for their particular Contract or Policy.


                   PERFORMANCE CALCULATION

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:


     P(l+T)n = ERV
     Where:    P=a hypothetical initial payment of $1,000
          T=average annual total return
          n=number of years (1, 5 or 10)
          ERV=ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index, the Dow Jones Industrial Average or the Morgan Stanley Capital International World Index, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund's total return for the one year and since commencement (3/30/94) periods as of December 31, 1998 were -27.95% and -8.28%.

                      OTHER INFORMATION

     As of February 12, 1999, Lexington Management Corporation, Park 80 West Plaza Two, Saddle Brook, N.J. 07663 owned beneficially 10,319 shares of the Fund (0.4% of the Fund's outstanding shares). The balance of the outstanding shares of the Fund (99.6%) are owned by Aetna Life Insurance and Annuity Company, Great-West Life & Annuity Insurance Company, Kemper Investors Life Insurance Company, Safeco Life and Annuity Company and Transamerica Occidental Life Insurance Company and are allocated to separate accounts which are used for funding variable annuity contracts and variable life insurance policies.

                       TRANSFER AGENT

     State Street Bank and Trust Company, c\o National Financial Data Services (the "Transfer Agent") acts as the transfer agent and dividend disbursing agent for the Fund. The Transfer Agent may be reached by sending any correspondence to 1004 Baltimore, Kansas City, Missouri 64105.


                         CUSTODIAN

     Chase Manhattan Bank, N.A. 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities and other assets, including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

              COUNSEL AND INDEPENDENT AUDITORS

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1999.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998

   NUMBER OF                                                              VALUE
    SHARES                            SECURITY                          (NOTE 1)
================================================================================
              COMMON STOCKS: 75.9%
              ARGENTINA: 5.7%
   159,806    Perez Companc S.A. ....................................$   676,590
     7,100    YPF Sociedad Anonima (ADR) ............................    198,356
                                                                     -----------
                                                                         874,946
                                                                     -----------
              BRAZIL: 0.7%
     7,000    Tele Norte Leste Participacoes S.A. (ADR)1 ............     87,063
       700    Tele Sudeste Celular Participacoes S.A. (ADR) .........     14,481
                                                                     -----------
                                                                         101,544
                                                                     -----------
              CZECH REPUBLIC: 1.7%
    16,800    SPT Telekom a.s.1 .....................................    256,670
                                                                     -----------
              EGYPT: 0.6%
    15,000    Savola Sime Egypt1 ....................................    100,076
                                                                     -----------
              GREECE: 8.7%
     7,690    Anek Lines S.A.1 ......................................     82,381
     1,200    Commercial Bank of Greece, S.A.1 ......................    118,011
     2,300    Ergo Bank S.A. ........................................    266,103
     3,000    Hellenic Bottling Company, S.A.1 ......................     92,611
    12,000    Hellenic Petroleum S.A.1 ..............................     98,557
     4,178    Hellenic Telecommunication Organization S.A. ..........    111,146
     1,500    Intracom S.A.1 ........................................     68,293
     7,500    Intrasoft S.A.1 .......................................    172,742
     4,100    Macedonia Thrace Bank S.A.1 ...........................    172,760
     4,000    STET Hellas Telecommunications S.A. (ADR)1 ............    127,750
     3,230    X.K. Tegopoulos Editions S.A.1 ........................     35,352
                                                                     -----------
                                                                       1,345,706
                                                                     -----------
              HONG KONG: 3.0%
   550,000    Guangnan Holdings .....................................    126,371
 1,720,000    Guangzhou Investment Company, Ltd. ....................    170,956
   960,000    Qingling Motors Company ...............................    168,529
                                                                     -----------
                                                                         465,856
                                                                     -----------
              HUNGARY: 1.4%
     2,000    Magyar Tavkozlesi Rt. (ADR) ...........................     59,625
       500    Pick Szeged Rt. .......................................     21,251
    10,500    Zalakeramia Rt. .......................................    127,294
                                                                     -----------
                                                                         208,170
                                                                     -----------
              INDIA: 0.9%
    11,650    Hindalco Industries, Ltd. (GDR) .......................    136,596
                                                                     -----------
              MALAYSIA: 5.7%
    65,500    Austral Enterprises Bhd ...............................     67,683
   326,000    Hap Seng Consolidated Bhd .............................    190,167
    50,000    IOI Corporation Bhd ...................................     25,952
   156,000    Kuala Lumpur Kepong Bhd ...............................    241,429
    22,000    Rothmans of Pall Mall Bhd .............................    117,333
    60,000    Telekom Malaysia Bhd ..................................    142,857
    75,000    YTL Corporation Bhd ...................................     88,214
                                                                     -----------
                                                                         873,635
                                                                     -----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)

   NUMBER OF                                                              VALUE
    SHARES                            SECURITY                          (NOTE 1)
================================================================================

              COMMON STOCKS (CONTINUED):
              MEXICO: 4.2%
   128,500    Consorcio Hogar S.A. de C.V.1 .........................$    70,424
    35,000    Corporacion GEO, S.A. de C.V. "B"1 ....................     97,323
    12,713    Corporacion Interamericana de Entretenimiento S.A. "L"1     26,352
     8,550    Empresas ICA Sociedad Controladora S.A. de C.V. (ADR) .     38,475
     6,100    Grupo Casa Autrey, S.A. de C.V. (ADR) .................     41,556
   170,000    Grupo Financiero Banamex Accival, S.A. de C.V. "B"1 ...    223,121
   377,000    Grupo Financiero Bancomer, S.A. de C.V. "B" ...........     80,815
    25,000    Grupo Industrial Saltillo, S.A. de C.V. "B" ...........     62,439
                                                                     -----------
                                                                         640,505
                                                                     -----------
              OMAN: 0.7%
     8,000    Bank Muscat Al-Ahli Al-Omani ..........................     68,576
    10,500    Commercial Bank of Oman1 ..............................     42,819
                                                                     -----------
                                                                         111,395
                                                                     -----------
              PANAMA: 0.7%
     6,500    Banco Latinoamericano de Exportaciones, S.A. (ADR) ....    108,063
                                                                     -----------
              PERU: 0.3%
     3,000    Compania de Minas Buenaventura S.A. (ADR) .............     39,000
                                                                     -----------
              PHILIPPINES: 2.6%
   592,900    Ayala Corporation .....................................    209,579
 1,070,000    Fortune Cement Corporation ............................     44,562
   281,516    International Container Terminal Service, Inc.1 .......     23,521
   459,000    Ionics Circuit, Inc. ..................................    112,098
   167,200    Universal Robina Corporation ..........................     18,698
                                                                     -----------
                                                                         408,458
                                                                     -----------
              POLAND: 1.7%
    25,000    Big Bank Gdanski S.A. .................................     22,436
    22,562    Elektrim Spolka Akcyjna S.A. ..........................    244,267
                                                                     -----------
                                                                         266,703
                                                                     -----------
              PORTUGAL: 2.4%
     2,500    Brisa-Auto Estradas de Portugal S.A. ..................    147,165
     2,700    Semapa-Sociedade de Investimento e Gestao, ISGPS, S.A.      53,454
     9,800    SIVA-SGPA S.A.1 .......................................    163,480
                                                                     -----------
                                                                         364,099
                                                                     -----------
              RUSSIA: 2.0%
       504    Aeroflot ..............................................     10,584
 1,500,000    Irkutskenergo .........................................     62,250
    11,800    Lukoil Holdings of Russia .............................     47,790
     2,900    Lukoil Holdings of Russia (ADR) .......................     45,675
       750    Moscow Telephone Systems ..............................     37,500
    73,500    Rostelecom1 ...........................................     53,655
     9,300    Surgutneftegaz (ADR) ..................................     31,388
   771,400    Unified Energy Systems ................................     23,682
                                                                     -----------
                                                                         312,524
                                                                     -----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)

   NUMBER OF                                                              VALUE
    SHARES                            SECURITY                          (NOTE 1)
================================================================================
              COMMON STOCKS: (CONTINUED)
              SINGAPORE: 3.2%
     13,000   Creative Technology, Ltd. .............................$   183,580
     87,000   Keppel Fels, Ltd. .....................................    167,677
    217,160   Keppel Telecommunications and Transportation, Ltd. ....    143,461
                                                                     -----------
                                                                         494,718
                                                                     -----------
              SOUTH AFRICA: 4.8%
     11,700   Adcock Ingram, Ltd. "N" ...............................     31,823
    217,000   Comair, Ltd.1 .........................................     37,073
     40,000   Dimension Data Holdings, Ltd. .........................    169,992
    151,500   Grintek Ltd. ..........................................     25,754
      2,400   Liberty Life Association of Africa, Ltd. ..............     32,464
     23,200   Liberty Life Association of Africa, Ltd. ..............    319,450
      9,700   Sasol, Ltd. (ADR) .....................................     38,194
     75,600   The Education Investment Corporation, Ltd.                  87,390
                                                                     -----------
                                                                         742,140
                                                                     -----------
              SOUTH KOREA: 15.7%
     18,450   Dacom Corporation .....................................    744,159
     15,600   Dongwon Securities ....................................    238,710
     89,830   Kumho Tire Company, Ltd.1 .............................    522,934
     25,190   L.G. Securities1 ......................................    330,989
     11,340   Samsung Securities Company, Ltd. ......................    311,211
      7,500   Shinsegae Department Store Company ....................    164,662
      6,050   Suheung Capsule .......................................    104,903
                                                                     -----------
                                                                       2,417,568
                                                                     -----------
              THAILAND: 3.2%
      3,708   Advance Agro Public Company, Ltd. .....................      2,041
     70,380   Bangkok Bank Public Company, Ltd. .....................    145,277
    256,030   K.R. Precision Public Company, Ltd. ...................    125,077
    250,000   Krung Thai Bank Public Company, Ltd. ..................    135,892
     39,320   Lanna Lignite Public Company, Ltd. ....................     46,128
     80,000   Securities One Public Company, Ltd. ...................     17,394
     96,800   Thai Engine Manufacturing Public Company, Ltd. ........     24,244
                                                                     -----------
                                                                         496,053
                                                                     -----------
              TURKEY: 5.4%
  9,390,000   Akbank T.A.S. .........................................    187,800
  4,383,000   Arcelik A.S. ..........................................    127,107
  2,168,500   Eregli Demir Ve Celik Fabrikalari T.A.S. ..............     88,909
 16,204,500   Haci Omer Sabanci Holding A.S. ........................    243,068
    558,202   Petrol Ofisi A.S. .....................................     75,357
  1,308,125   Tupras-Turkiye Petrol Rafinerileri A.S. ...............     57,558
     15,880   Usas Ucak Servisi A.S. ................................     22,677
    389,750   Vestel Elektronik Sanayi ve Ticaret A.S. ..............     32,349
                                                                     -----------
                                                                         834,825
                                                                     -----------
              UNITED STATES: 0.6%
     13,300   Central European Media Enterprises, Ltd.1 .............     87,281
                                                                     -----------
              TOTAL COMMON STOCKS (cost $14,968,816) ................ 11,686,531
                                                                     -----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)

   NUMBER OF                                                             VALUE
    SHARES                          SECURITY                            (NOTE 1)
================================================================================

              PREFERRED STOCKS: 5.3%
              BRAZIL: 4.5%
   637,000    Companhia de Tecidos Norte de Minas ...................$    68,540
   400,000    Companhia Riograndense de Telecomunicacoes ............    144,016
 1,124,000    Petroleo Brasileiro S.A. ..............................    127,453
 1,566,000    Telecomunicacoes de Sao Paulo S.A. ....................    213,475
   534,000    Telecomunicacoes do Rio de Janeiro S.A. ...............     14,585
 2,220,000    Telerj Celular S.A. "B" ...............................     52,367
 1,566,000    Telesp Celular S.A. "B" ...............................     68,825
                                                                     -----------
                                                                         689,261
                                                                     -----------
              COLUMBIA: 0.3%
     5,700    Banco Ganadero S.A. (ADR) .............................     51,656
                                                                     -----------
              GREECE: 0.5%
     2,000    Intracom S.A. .........................................     82,166
                                                                     -----------
              TOTAL PREFERRED STOCKS (cost $1,552,839) ..............    823,083
                                                                     -----------
              U.S. GOVERNMENT OBLIGATION: 6.0%
$4,101,000    U.S. Strip Bond, 0.00%, due 02/15/2027 (cost $790,181)     919,362
                                                                     -----------
              SHORT-TERM INVESTMENT: 9.8%
              U.S. GOVERNMENT AGENCY OBLIGATION
 1,500,000    Federal Home Loan Mortgage Corporation, 4.25%,
                due 01/04/99 (cost $1,499,469) ......................  1,499,469
                                                                     -----------
              TOTAL INVESTMENTS: 97.0% (cost $18,811,305+) (Note 1)   14,928,445
              Other assets in excess of liabilities: 3.0% ...........    462,394
                                                                     -----------
              TOTAL NET ASSETS: 100.0%
              (equivalent to $5.67 per share on 2,714,718
                shares outstanding) .................................$15,390,839
                                                                     ===========

1  Non-income producing security.
ADR- American Depository Receipt.
GDR- Global Depository Receipt.
+  Aggregate cost for Federal income tax purposes is $18,894,969.

                              --------------------

At December 31, 1998, the composition of the Fund's net assets by industry concentration was as follows:

Banking ...................   11.2%     Multi-Industry ................     5.8%
Capital Equipment .........    1.5      Oil & Gas Holding Companies ...     0.5
Construction & Housing ....    0.5      Real Estate ...................     1.9
Consumer Durable ..........    6.5      Services ......................     1.9
Consumer Non-durable ......    1.8      Telecommunications ............    15.7
Electrical & Electronics ..    5.3      Trade .........................     2.4
Energy Sources ............    4.2      Transportation ................     1.8
Financial Services ........   10.3      U.S. Government Obligations ...    15.8
Health & Personal Care ....    1.2      Utilities .....................     0.4
Materials .................    7.2      Other Assets ..................     3.0
Merchandising .............    1.1

                                             Total Net Assets .........   100.0%
                                                                          =====


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value (cost $18,811,305) (Note 1) ................  $14,928,445
Cash .............................................................      482,322
Foreign currency, at value (cost $60,480) (Note 1) ...............       65,771
Receivable for investment securities sold ........................       82,979
Receivable for shares sold .......................................       44,658
Dividends and interest receivable ................................       20,425
Foreign taxes recoverable ........................................          205
Deferred organization costs, net (Note 1) ........................        1,098
                                                                    -----------
     Total Assets ................................................   15,625,903
                                                                    -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .................        9,503
Payable for investment securities purchased ......................       67,019
Payable for shares redeemed ......................................      106,918
Accrued expenses .................................................       51,624
                                                                    -----------
     Total Liabilities ...........................................      235,064
                                                                    -----------
NET ASSETS (equivalent to $5.67 per share
 on 2,714,718 shares outstanding) (Note 3) .......................  $15,390,839
                                                                    ===========
NET ASSETS consist of:
Capital stock-authorized 500,000,000 shares,
  $.001 par value per share ......................................  $     2,715
Additional paid-in capital .......................................   26,844,252
Undistributed net investment income (Note 1) .....................      114,759
Accumulated net realized loss on investments and
  foreign currency transactions (Notes 1 and 6) ..................   (7,693,512)
Unrealized depreciation of investments and
  foreign currency translation of other assets and liabilities ...   (3,877,375)
                                                                    -----------
     TOTAL NET ASSETS ............................................  $15,390,839
                                                                    ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998

INVESTMENT INCOME
   Dividends                                                        $   424,064
   Interest                                                             156,687
                                                                    -----------
                                                                        580,751
   Less: foreign tax expense                                             35,000
                                                                    -----------
               Total investment income                                                 $ 545,751

EXPENSES
   Investment advisory fee (Note 2)                                     158,794
   Custodian expenses                                                   101,679
   Professional fees                                                     32,495
   Printing and mailing expenses                                         30,618
   Accounting expenses (Note 2)                                          21,313
   Directors' fees and expenses                                          15,039
   Computer processing fees                                               6,752
   Transfer agent expenses                                                5,329
   Amortization of deferred organization costs                            4,453
   Registration fees                                                      4,171
   Other expenses                                                         8,517
                                                                    -----------
          Total expenses                                                                 389,160
                                                                                       ---------
               Net investment income                                                     156,591

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
   Net realized loss on:
     Investments                                                     (6,966,656)
     Foreign currency transactions                                      (12,012)
                                                                    -----------
               Net realized loss                                                      (6,978,668)
   Net change in unrealized appreciation (depreciation) of:
     Investments                                                        793,332
     Foreign currency translation of other assets and liabilities         5,199
                                                                    -----------
          Net change in unrealized depreciation                                          798,531
                                                                                     -----------
               Net realized and unrealized loss                                       (6,180,137)
                                                                                     -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $(6,023,546)
                                                                                     ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                1998             1997
                                                                           ------------      -----------
Net investment income ...................................................  $    156,591      $    71,584
Net realized gain (loss) from investment and foreign currency
  transactions ..........................................................    (6,978,668)       1,372,507
Net change in unrealized appreciation (depreciation) of investments
  and foreign currency translation ......................................       798,531       (5,093,187)
                                                                           ------------      ------------
     Decrease in net assets resulting from operations ...................    (6,023,546)      (3,649,096)
Distributions to shareholders from net investment income (Note 1) .......       (91,329)         (19,143)
Distributions to shareholders from net realized gains from security
  transactions (Note 1) .................................................    (1,470,030)              --
Increase (decrease) in net assets from capital
  share transactions (Note 3) ...........................................    (1,076,717)       6,042,710
                                                                           ------------      -----------
          Net increase (decrease) in net assets .........................    (8,661,622)       2,374,471

NET ASSETS:
Beginning of period .....................................................    24,052,461       21,677,990
                                                                           ------------      -----------
End of period (including undistributed net investment income of
  $114,759 and $59,076 in 1998 and 1997, respectively) ..................  $ 15,390,839      $24,052,461
                                                                           ============      ===========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION COSTS Organization costs aggregating $22,290 have been deferred and are being amortized on a straight-line basis over five years. At December 31, 1998, the amount remaining to be amortized is $1,098.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.85% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract effective October 1, 1998 with Stratos Advisors, Inc. ("Stratos") under which Stratos provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC pays Stratos a monthly sub-advisory fee at an annual rate of 0.35% of the Fund's average daily net assets. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1998.

The Fund reimburses LMC for certain expenses, including accounting costs of $21,313 which are incurred by the Fund, but paid by LMC.

3.   CAPITAL STOCK

Transactions in capital stock were as follows:


                                                                              Year ended
                                                             December 31, 1998             December 31, 1997
                                                       -------------------------     --------------------------
                                                         Shares          Amount        Shares           Amount
                                                       ----------     ------------   ----------      ------------
Shares sold ........................................    1,576,623     $ 10,869,701    3,296,604      $ 35,635,710
Shares issued on reinvestment of dividends .........      314,789        1,561,356        1,696            19,143
                                                       ----------     ------------   ----------      ------------
                                                        1,891,412       12,431,057    3,298,300        35,654,853
Shares redeemed ....................................   (1,877,437)     (13,507,774)  (2,741,626)      (29,612,143)
                                                       ----------     ------------   ----------      ------------
 Net increase (decrease) ...........................       13,975     $ (1,076,717)     556,674      $  6,042,710
                                                       ==========     ============   ==========      ============

4.   INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $20,484,031 and $21,449,113, respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,125,759 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $5,092,289.

5.   INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

6.   FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for federal income tax purposes as of December 31, 1998 are approximately $7,609,848 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

1 Temporary book-tax differences of $83,664 are the result of losses generated from wash sales.

7.   TAX INFORMATION (UNAUDITED)

The following tax information represents the designation of various tax benefits relating to year ended December 31, 1998:

The percentage of ordinary income dividends paid by the Fund derived from agency and direct obligations of the United States government were as follows:

          U.S. Treasury                             0.47%
          Federal Home Loan Bank                    1.32
          Federal Home Loan Mortgage Corporation    1.11
          Federal National Mortgage Association     0.18

The Fund designates $934,481, whether taken in shares or in cash, as 20% long-term capital gain distributions.

LEXINGTON EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                      MARCH 30, 1994
                                                                                                       (COMMENCMENT
                                                                 YEAR ENDED DECEMBER 31,              OF OPERATIONS) TO
                                                 ------------------------------------------------       DECEMBER 31,
                                                   1998          1997         1996          1995           1994
                                                 --------      --------      -------      -------        ---------
Net asset value, beginning of period ........... $   8.91      $  10.11      $  9.38      $  9.86         $ 10.00
                                                 --------      --------      -------      -------        --------
Income (loss) from investment operations:

 Net investment income .........................     0.06          0.03         0.02         0.09            0.03
 Net realized and unrealized gain
   (loss) on investments and foreign

   currency transactions .......................   ( 2.64)       ( 1.22)        0.71        (0.48)           0.04
                                                 --------      --------      -------      -------        --------
   Total income (loss) from investment

     operations ................................   ( 2.58)       ( 1.19)        0.73        (0.39)           0.07
                                                 --------      --------      -------      -------        --------
Less distributions:

 Distributions from net investment income ......   ( 0.04)       ( 0.01)          --        (0.09)          (0.02)
 Distributions from net realized gains .........   ( 0.62)           --           --           --              --
 Distributions in excess of net realized gains

   (temporary book-tax difference) .............       --            --           --           --           (0.19)
                                                 --------      --------      -------      -------        --------
   Total distributions .........................   ( 0.66)       ( 0.01)          --        (0.09)          (0.21)
                                                 --------      --------      -------      -------        --------
Net asset value, end of period ................. $   5.67      $   8.91      $ 10.11      $  9.38        $   9.86
                                                 ========      ========      =======      =======        ========
   Total return ................................   (27.95)%      (11.81)%       7.46%       (3.93)%          0.76%*

Ratio to average net assets:
 Expenses, before reimbursement or

   waivers .....................................     2.08%         1.91%        2.23%        4.09%           6.28%*
 Expenses, net of reimbursement or waivers......     2.08%         1.84%        1.64%        1.32%           1.30%*
 Net investment income (loss), before
   reimbursement or waivers ....................     0.84%         0.18%      ( 0.39)%      (1.45)%         (4.29)%*
 Net investment income .........................     0.84%         0.26%        0.20%        1.33%           0.70%*
Portfolio turnover rate ........................   121.31%       157.52%       95.18%       88.92%          71.21%*
Net assets, end of period (000's omitted) ...... $ 15,391      $ 24,052      $21,678       $7,815        $  4,624

------------------------
*  Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Emerging Markets Fund, Inc.:


     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from March 30, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from March 30, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

New York, New York
February 8, 1999